UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2017

SUSSEX BANCORP

(Exact name of registrant as specified in its charter)

New Jersey	001-12569	22-3475473
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Enterprise Dr.

Rockaway, New Jersey 07866

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (844) 256-7328

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission by Sussex Bancorp on December 5, 2017 (the “Initial Form 8-K”), in order to provide additional supplemental disclosure to the joint proxy statement/prospectus that was inadvertently omitted from the Initial Form 8-K.

Item 8.01.	Other Events.

On October 27, 2017, Sussex Bancorp (“Sussex”) filed with the Securities and Exchange Commission (the “SEC”) a definitive joint proxy statement/prospectus with respect to (A) the special meeting of Sussex’s shareholders scheduled to be held on December 15, 2017 at which Sussex shareholders will be asked to, among other things, vote on a proposal to approve the agreement and plan of merger by and among Sussex, Sussex Bank, a New Jersey-chartered bank and wholly owned subsidiary of Sussex, and Community Bank of Bergen County, NJ, a New Jersey-chartered bank (“Community”), dated as of April 10, 2017, pursuant to which Community will merge with and into Sussex Bank with Sussex Bank surviving the merger, and (B) the special meeting of Community’s shareholders scheduled to be held on December 15, 2017 at which Community shareholders will be asked to vote on the same.

A purported securities class action lawsuit has been filed against Sussex, Community and each of the members of the board of directors of Community in the Superior Court of New Jersey Chancery Division, Bergen County. Captioned Parshall v. Community Bank of Bergen County, NJ, et al., (No. C-222-17), the case was filed on August 17, 2017, purports to have been brought on behalf of all public shareholders of Community, and seeks to enjoin the defendants from proceeding with the shareholder vote on the proposed merger transaction at the special meetings or consummating the proposed merger unless and until Sussex and Community disclose allegedly omitted information, in addition to paying damages allegedly suffered by the plaintiffs as a result of the asserted omissions, as well as attorneys’ fees and expenses.

Sussex and Community believe that all allegations in the complaint are without merit, and further believe that no supplemental disclosure is required under applicable laws; however, Sussex and Community wish to make certain supplemental disclosures related to the merger transaction solely for the purpose of mooting the allegations contained in the complaint and avoiding the expense and burden of litigation. Nothing in the supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the supplemental disclosures.

Important information concerning the merger transaction is set forth in the joint proxy statement/prospectus. The joint proxy statement/prospectus is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K.

SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS

Sussex and Community have agreed to make the following amended and supplemental disclosures to the joint proxy statement/prospectus. This supplemental information should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety. Page references in the below disclosures are to the joint proxy statement/prospectus, and certain terms used but not defined herein have the meanings set forth in the joint proxy statement/prospectus. Without admitting in any way that the disclosures below are material or otherwise required by law, Sussex and Community make the following amended and supplemental disclosures:

The section of the joint proxy statement/prospectus entitled “The Merger—Background of the Merger” is amended and supplemented as follows:

The third, fourth and fifth sentences of the first paragraph under the subsection “—Background of the Merger” on page 80 of the joint proxy statement/prospectus are replaced, in their entirety, with the following:

After discussing this analysis with FinPro, in January 2017, Mr. Michelotti contacted Mr. Labozzetta, and they met to discuss the possibility and relative merits of a business combination between the two institutions. They also discussed, among other things, Mr. Michelotti’s possible position with the combined organization as a senior executive in order to retain Mr. Michelotti’s expertise and market presence, but no terms of such position were discussed. After their discussion, it was decided that a follow-up meeting was warranted.

The ninth paragraph under the subsection “—Background of the Merger” on page 81 of the joint proxy statement/prospectus is replaced, it its entirety, with the following:

Thereafter, Sussex offered to Community in a non-binding indication of interest dated February 7, 2017, a price between $22.00 and $23.00 per share, resulting in an aggregate deal value between $42.4 million and $44.4 million (including the cash out of options). Sussex Bank would merge with Community in a 100% stock transaction in which Sussex Bank would be the surviving institution. The non-binding indication of interest also invited three current Community directors (to be selected by Sussex after consultation with Community) to join the board of directors of the combined entity and requested a 45-day exclusivity period to continue confidential discussions. It also stated that Sussex looked forward to discussing an ongoing senior executive role with Mr. Michelotti to ensure that Sussex retained his expertise and market presence, and that Sussex would enter into a new employment contract with Mr. Michelotti after paying the change in control payments set forth in his current contract with Community. Sussex also stated that it would consider hiring certain of Community’s existing executive officers based on needs identified in the pro forma company.

The following supplemental disclosure is added after the last sentence of the eighteenth paragraph under the subsection “—Background of the Merger” on page 82 of the joint proxy statement/prospectus”:

During such time, Sussex determined that Mr. Michelotti would be appointed to one of the three board seats being offered to Community directors, and that determination was reflected in the press release announcing the merger. Also Sussex and Mr. Michelotti negotiated the terms of his employment agreement with Sussex. In order to ensure the continued employment of Community’s key officers, Sussex and Community also agreed to an amendment to the employment contracts of Mr. Michelotti, Ms. James and Mr. Fantacone requested by such officers providing for the automatic payment of their change in control payments at the closing of the merger without regard to any termination of employment.

The second sentence of the nineteenth paragraph under the subsection “—Background of the Merger” on page 82 of the joint proxy statement/prospectus is replaced, in its entirety, with the following:

Representatives of FinPro and Stevens & Lee participated in the meeting. Representatives of Stevens & Lee reviewed in detail the terms of the merger agreement, the separate bank merger agreement, the voting agreements to be entered into by the directors and senior management, the amendments to the employment agreements of Mr. Michelotti, Ms. James and Mr. Fantacone, and Mr. Michelotti’s employment agreement with Sussex. Stevens & Lee also summarized the directors’ fiduciary duties, specifically in the context of a change of control.

The section of the joint proxy statement/prospectus entitled “The Merger—Opinion of FinPro Capital Advisors, Inc., Financial Advisor to Community” is amended and supplemented as follows:

The following supplemental disclosure is added before the last paragraph on page 89 of the joint proxy statement/prospectus under the subheading “ —Comparable Regional Group.”

Below is the full table and financial multiples and metrics that are shown above utilizing the 25th percentile, median and 75th percentile for the Regional Comparable Transactions:

					Transaction Pricing At Announcement				Target’s Financials at Announcement
	Transaction Name	Target City	Target State	Announce Date	Deal Value ($mil)	Price/ LTM Earnings (x)	Price/ Tang. Book Value (%)	Franchise Premium/ Core Deposits (%)	Total Assets ($000s)	Tang. Equity/ Tang. Assets (%)	NPAs/ Assets (%)	ALLL/ NPLs (%)	LTM ROAA (%)	LTM ROAE (%)	Asset Growth (%)	Deposit Growth (%)
1	Mid Penn / Scottdale	Scottdale	PA	3/29/2017	59.1	NM	130.0	6.4	$263,308	17.3	0.3	128.0	0.2	1.2	0.5	0.7
2	Old Line / DCB	Damascus	MD	2/1/2017	40.7	37.2	160.8	7.3	310,225	8.2	1.3	75.6	0.4	4.4	5.5	6.1
3	ACNB / New Windsor	New Windsor	MD	11/22/2016	32.8	20.5	143.3	3.9	311,064	7.4	0.8	NA	0.5	7.1	5.5	9.6
4	Standard / Allegheny Valley	Pittsburgh	PA	8/29/2016	53.4	15.0	123.5	3.5	434,990	10.1	1.3	67.3	0.8	7.1	4.9	2.1
5	Revere / Monument Bank	Rockville	MD	5/3/2016	65.1	20.3	161.5	7.3	513,820	9.0	1.2	63.9	0.7	7.3	1.4	1.5
6	DNB Financial / East River	Philadelphia	PA	4/4/2016	49.0	21.2	154.9	11.5	310,742	9.8	0.5	248.7	0.8	7.7	14.5	14.5
7	Norwood Financial / Delaware	Walton	NY	3/10/2016	15.2	25.7	114.5	0.7	371,689	3.6	0.5	NA	0.3	3.0	(2.4)	4.0
8	Lakeland / Harmony	Jackson	NJ	2/18/2016	31.7	20.5	125.4	3.4	295,091	9.4	1.1	95.8	0.6	5.7	10.7	11.9
9	Bay / Hopkins	Baltimore	MD	12/18/2015	23.2	NM	106.9	0.9	239,659	14.3	2.3	34.1	0.0	0.0	(6.6)	(8.2)
10	Revere / BlueRidge	Frederick	MD	10/19/2015	20.1	38.8	121.1	2.7	205,096	8.1	—	NA	0.3	3.2	2.0	3.1
11	Northfield / Hopewell Valley	Pennington	NJ	8/26/2015	55.3	22.4	147.8	5.2	495,016	9.4	1.4	69.7	0.5	5.3	2.4	3.1
12	Lakeland / Pascack	Waldwick	NJ	8/4/2015	41.9	18.8	130.0	3.9	353,929	9.1	0.7	NA	0.7	7.8	(4.7)	(5.8)
13	Citizens / First National	Fredericksburg	PA	6/30/2015	22.9	NM	144.3	3.4	238,080	6.7	2.1	24.9	0.1	1.9	3.2	3.3
14	Liberty / Naugatuck Valley	Naugatuck	CT	6/4/2015	77.8	35.5	125.9	5.3	507,032	12.1	1.5	81.0	0.4	3.5	2.4	1.5
15	WSFS Financial / Alliance	Broomall	PA	3/3/2015	93.4	35.5	135.5	9.3	420,829	15.8	2.2	54.9	0.6	3.8	(1.1)	(0.2)
16	Howard Bancorp, Inc./ Patapsco	Dundalk	MD	3/3/2015	10.1	6.1	100.6	NA	226,396	7.2	2.0	81.1	1.0	15.4	(1.9)	(5.4)

	25% Percentile:				23.1	20.3	122.9	3.4	257,396	7.9	0.6	61.6	0.3	3.1	(1.3)	0.5
	Median:				41.3	21.2	130.0	3.9	310,903	9.2	1.2	72.6	0.5	4.9	2.2	2.6
	75% Percentile:				56.3	35.5	145.2	6.8	424,369	10.6	1.6	84.8	0.7	7.2	5.1	4.5

	Community Bank of Bergen County, N.J.				45.4	27.0	157.2	6.2	$340,500	8.4	2.4	46.7	0.5	5.7	4.7	5.6

The following supplemental disclosure is added before the last paragraph on page 90 of the joint proxy statement/prospectus under the subheading “ —Comparable National Group.”

Below is a table and financial multiples and metrics that are shown above utilizing the 25th percentile, median and 75th percentile for the National Comparable Transactions:

					Transaction Pricing At Announcement				Target’s Financials at Announcement
	Transaction Name	Target City	Target State	Announce Date	Deal Value ($mil)	Price/ LTM Earnings (x)	Price/ Tang. Book Value (%)	Franchise Premium/ Core Deposits (%)	Total Assets ($000s)	Tang. Equity/ Tang. Assets (%)	NPAs/ Assets (%)	ALLL/ NPLs (%)	LTM ROAA (%)	LTM ROAE (%)	Asset Growth (%)	Deposit Growth (%)
1	Old Line / DCB	Damascus	MD	2/1/2017	40.7	37.2	160.8	7.3	$310,225	8.2	1.3	75.6	0.4	4.4	5.5	6.1
2	ACNB / New Windsor	New Windsor	MD	11/22/2016	32.8	20.5	143.3	3.9	311,064	7.4	0.8	NA	0.5	7.1	5.5	9.6
3	Glacier / TFB	Yuma	AZ	11/15/2016	63.6	17.5	171.8	10.2	315,589	11.9	1.6	64.9	1.2	9.0	4.2	1.4
4	Seacoast / GulfShore	Tampa	FL	11/4/2016	52.6	39.9	145.3	6.5	331,179	10.8	0.7	120.8	0.5	4.1	10.1	11.4
5	Bay Banks / Virginia	Petersburg	VA	11/3/2016	29.6	12.5	84.2	(2.8)	323,617	11.0	1.8	124.3	0.8	7.4	(0.7)	6.6
6	United Community / Liberty	Alton	IL	9/30/2016	36.0	25.7	115.7	2.0	328,216	10.6	1.6	39.4	0.5	4.1	2.8	0.0
7	HomeTrust / TriSummit	Kingsport	TN	9/21/2016	31.8	19.5	123.6	3.1	353,756	9.3	0.8	169.7	0.5	5.0	2.5	3.4
8	United Community / Ohio Legacy	North Canton	OH	9/8/2016	40.2	31.5	139.5	6.4	320,356	9.0	1.0	87.2	0.4	4.6	(0.3)	(1.5)
9	United Community / Illini	Springfield	IL	6/8/2016	30.9	37.8	138.2	NA	340,744	6.6	NA	NA	0.2	3.4	0.6	(0.7)
10	Sunshine / FBC	Orlando	FL	5/10/2016	39.2	17.1	133.1	3.8	302,200	9.9	0.4	255.2	0.8	7.6	5.2	5.1
11	DNB Financial / East River	Philadelphia	PA	4/4/2016	49.0	21.2	154.9	11.5	310,742	9.8	0.5	248.7	0.8	7.7	14.5	14.5
	25% Percentile:				32.3	18.5	128.4	3.3	310,903	8.6	0.7	75.6	0.4	4.3	1.5	0.7
	Median:				39.2	21.2	139.5	5.2	320,356	9.8	0.9	120.8	0.5	5.0	4.2	5.1
	75% Percentile:				44.8	34.4	150.1	7.1	329,698	10.7	1.5	169.7	0.8	7.5	5.5	8.1

	Commuity Bank of Bergen County, N.J.				45.4	27.0	157.2	6.2	$340,500	8.4	2.4	46.7	0.5	5.7	4.7	5.6

The first paragraph under the subsection “—Investment Value Approach (Discount Cash Flow)” on page 91 of the joint proxy statement/prospectus is replaced, in its entirety, with the following:

FinPro performed a discounted cash flow (“DCF”) analysis to estimate a range of the present values of free cash flows, inclusive of projected cash dividends to shareholders and net income held in retained earnings that Community could generate on a stand-alone basis. The purpose of this analysis was to determine the range of present values of a potential Community liquidity event at the end of 2021. The DCF analysis does not include any synergies or cost savings in the analysis as it is an analysis of Community operating independently from December 31, 2016 through December 31, 2021 and then a projected sale of Community at that time. The DCF analysis is a widely used valuation methodology that relies on numerous assumptions, including Community’s financial projections, terminal values, and discount rates. In performing this analysis, FinPro utilized projections provided by Community through December 31, 2018 and extrapolated those projections through December 31, 2021, by growing net income by 5% in 2019, 2020 and 2021 from the projected prior year. Community is not forecasted to pay cash dividends to shareholders in the projections. The projections utilized for the investment value approach are shown below.

The following supplemental disclosure is added after the sixth sentence of the second paragraph under the subsection “—Investment Value Approach (Discount Cash Flow)” on page 91 of the joint proxy statement/prospectus:

The midpoint of each of these ranges is the median P/E multiple and median P/TBVS multiple for the Regional Comparable Transactions Group defined and shown earlier in this analysis. The sensitivity analysis range provides for values both above and below the median multiples for the Regional Comparable Transactions Group.

The following supplemental disclosure is added immediately after the table titled “Market Pricing and Valuation as of April 7, 2017” on page 92 of the joint proxy statement/prospectus under the subheading “ —Sussex—Financial Condition, Performance and Comparable Company Analysis.”

Below is trading information for the Comparable Trading Group:

		Market Pricing and Valuation
		Market Cap.	Price/ MRQ EPS	Price/ Tangible Book	Tangible Premium/ Core Deposits	LTM Dividend Payout Ratio	Dividend Yield	Avg Daily Volume	Avg Daily Volume
	Company Name	($mil)	(x)(1)	(%)	(%)	(%)	(%)	(Three Month)	(One Year)
1	1st Constitution Bancorp	148.9	18.0	161.3	7.7	13.2	1.1	28,701	15,475
2	ACNB Corporation	180.4	15.2	159.6	7.7	44.4	2.7	9,401	12,285
3	CB Financial Services, Inc.	113.2	13.9	140.3	5.3	47.3	3.2	5,632	4,109
4	Citizens & Northern Corporation	275.7	16.4	158.0	11.0	80.0	4.6	32,205	24,189
5	Evans Bancorp, Inc.	178.6	17.9	183.0	10.4	41.1	2.1	13,617	7,378
6	First Bank	140.2	21.1	157.8	8.4	3.3	0.7	35,646	17,414
7	Howard Bancorp, Inc.	184.0	31.1	158.9	16.2	NM	NA	19,159	8,075
8	Malvern Bancorp, Inc.	143.3	30.3	149.7	9.9	NM	0.0	8,574	8,374
9	Two River Bancorp	148.8	14.8	179.6	9.5	14.6	0.9	25,271	12,770
10	Unity Bancorp, Inc.	175.8	13.8	167.5	8.4	13.2	1.2	16,722	21,195

	25% Percentile:	144.7	14.9	157.8	7.9	13.2	0.9	10,455	8,150
	Median:	162.4	17.1	159.2	8.9	27.8	1.2	17,941	12,528
	75% Percentile:	180.0	20.3	166.0	10.3	45.2	2.7	27,844	16,929

The third sentence in the second paragraph under the subsection “—Miscellaneous” on page 93 of the joint proxy statement/prospectus is replaced, in its entirety, with the following:

$150,000 of the fee became payable to FinPro upon the signing of the merger agreement, and $30,000 became payable upon the mailing of this document to Community’s shareholders. The balance of FinPro’s fee is payable on the day of closing the merger and is contingent upon the consummation of the merger

The following disclosure supplements the second paragraph on page 94 of the joint proxy statement/prospectus under the subheading “—Miscellaneous”:

FinPro’s parent organization, provided consulting partnership services to Community over the prior two years for which it received fees totaling $140,000. Such consulting services included, among other things, strategic planning, capital planning, asset liability management modeling, interest rate risk and balance sheet strategies, enterprise risk management, and regulatory consulting. FinPro’s parent organization providing consulting services to Sussex over the prior two years related to loan stress testing for which it received fees totaling $34,000.

The section of the joint proxy statement/prospectus entitled “The Merger—Opinion of Keefe, Bruyette & Woods, Inc., Financial Advisor to Sussex” is amended and supplemented as follows:

The following supplemental disclosure is added after the last sentence of the paragraph on page 103 of the joint proxy statement/prospectus under the subheading “—Community Bank of Bergen County Selected Companies Analysis”:

The bottom quartile, average, median and top quartile LTM earnings per share multiples indicated in the selected companies analysis of Community excluded the impact of the LTM EPS multiples for the following five of the selected companies, which multiples were considered to be not meaningful: Berkshire Bancorp Inc., Carver Bancorp, Inc., ES Bancshares, Inc., Gold Coast Bank and MSB Financial Corp.

The following disclosure supplements the subheading captioned “—Sussex Selected Companies Analysis” on page 105 of the joint proxy statement/prospectus:

The bottom quartile, average, median and top quartile LTM earnings per share multiples indicated in the selected companies analysis of Sussex excluded the impact of the LTM EPS multiples for the following two selected companies, which multiples were considered to be not meaningful: Clifton Bancorp Inc. and MSB Financial Corp. The bottom quartile, average, median and top quartile 2017 and 2018 estimated earnings per share multiples indicated in the selected companies analysis of Sussex excluded the impact of the 2017 and 2018 estimated earnings per share multiples for the selected company, Clifton Bancorp Inc., which multiples were considered to be not meaningful. Clifton Bancorp Inc. was one of the four selected companies for which consensus “street estimates” were publicly available. The other three selected companies were 1st Constitutional Bancorp, First Bank and Two River Bancorp.

The following disclosure supplements the subheading captioned “—Selected Transactions Analysis—Nationwide” on page 107 of the joint proxy statement/prospectus:

The bottom quartile, average, median and top quartile LTM earnings per share multiples indicated in the selected transactions analysis excluded the impact of the LTM EPS multiple for the Mid Penn Bancorp, Inc./Scottdale Bank & Trust Company transaction, which multiple was considered to be not meaningful.

The following disclosure supplements the subheading captioned “—Selected Transactions Analysis—Mid-Atlantic” on page 108 of the joint proxy statement/prospectus:

The bottom quartile, average, median and top quartile LTM earnings per share multiples indicated in the selected transactions analysis excluded the impact of the LTM EPS multiples for the following eight selected transactions, which multiples were considered to be not meaningful: Mid Penn Bancorp, Inc./Scottdale Bank & Trust Company, Prudential Bancorp, Inc./Polonia Bancorp, Inc., Bay Bancorp, Inc./Hopkins Bancorp, Inc., Hamilton Bancorp, Inc./Fraternity Community Bancorp, Inc., ESSA Bancorp, Inc./Eagle National Bancorp, Inc., Citizens Financial Services, Inc./First National Bank of Fredericksburg, Cape Bancorp, Inc./Colonial Financial Services, Inc. and F.N.B. Corporation/OBA Financial Services, Inc.

The following supplemental disclosure is added after the last sentence of the last paragraph on page 110 of the joint proxy statement/prospectus under the subheading “—Discounted Cash Flow Analysis.”

Estimated excess cash flows discounted to present value in KBW’s discounted cash flow analysis were calculated generally as any portion of estimated earnings in excess of the assumed retained amount of estimated earnings sufficient to maintain a tangible common equity to tangible assets ratio of 8.00%.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed transaction involving Sussex and Community. The proposed transaction will be submitted to the shareholders of Sussex and Community for their consideration. In connection with the proposed transaction, Sussex has filed with the SEC a definitive joint proxy statement/prospectus, which was first mailed to security holders of Sussex and Community on or about November 7, 2017. SHAREHOLDERS OF SUSSEX AND COMMUNITY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC by Sussex by going to the “Investors” tab of Sussex’s website at www.sussexbank.com or by directing a written request to: Sussex Bancorp, 100 Enterprise Drive, Suite 700, Rockaway, New Jersey, 07866, Attention: Linda Kuipers.

Sussex and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of Sussex in connection with the proposed merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation is set forth in the joint proxy statement/prospectus. Information concerning Sussex’s directors and executive officers, including their ownership of Sussex’s common stock, is set forth in its proxy statement previously filed with the SEC on March 23, 2017. Additional information regarding the interests of such potential participants was included in the joint proxy statement/prospectus and may be included in other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Sussex using the sources indicated above.

Forward-Looking Statements

The forward-looking statements contained in this Current Report on Form 8-K, including supplemental disclosure to the joint proxy statement/prospectus, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the benefits of the merger between Sussex and Community, including future financial and operating results and performance; statements about Sussex’s and Community’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may” or words of similar meaning. These forward-looking statements are based on the current beliefs and expectations of Sussex’s and Community’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of Sussex and Community. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements. Additional factors that could cause Sussex’s and Community’s results to differ materially from those described in the forward-looking statements can be found in the section of the joint proxy statement/prospectus entitled “Risk Factors” beginning on page 30, and Sussex’s filings with the SEC, including Sussex’s Annual Reports on Form 10-K, as amended, for the fiscal year ended December 31, 2016. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of the joint proxy statement/prospectus or the date of any document incorporated by reference into this joint proxy statement/prospectus. All subsequent written and oral forward-looking statements concerning the merger or other matters addressed in this Form 8-K and attributable to Sussex or Community or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable law or regulation, Sussex and Community undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSEX BANCORP

Date: December 5, 2017	By:	/s/ Steven M. Fusco
Steven M. Fusco
Senior Executive Vice President and Chief Financial Officer